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                                                                    EXHIBIT 10.5


                   ASSIGNMENT OF OVERRIDING ROYALTY INTEREST


THE STATE OF TEXAS                )
                                  )
COUNTIES OF TOM GREEN,            )
NOLAN AND COKE                    )

Dated:  ______________________, 1995

         THIS ASSIGNMENT OF OVERRIDING ROYALTY INTEREST (THE "ASSIGNMENT") IS FROM Langston Investments, Inc. (the "Assignor") to Search Exploration, Inc., whose mailing address is 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240 (the "Assignee").

                              W I T N E S S E T H

         WHEREAS, pursuant to the Action by the Unanimous Written Consent of the Board of Directors of Search Exploration, Inc. adopted September 20, 1993 (the "Board Resolution"), Assignee purported to grant to Assignor a proportionate share (as set forth in the Board Resolution) of a two percent (2%) overriding royalty interest in Assignee's share of the Placid Venture oil and gas leases (the "Subject Interest") located in Tom Green, Nolan, and Coke Counties, Texas as described more particularly on Exhibit "A" hereto (the "Leases");

         WHEREAS, Assignee has yet to execute and deliver a formal conveyance of such Subject Interest to Assignor evidencing its ownership thereof;

         NOW THEREFORE, for good and valuable consideration as set forth herein, the sufficiency of which is hereby acknowledged, Assignor does hereby assign, transfer, set over and deliver, upon the terms, conditions, and warranties set forth below, unto Assignee, its successors in title and assigns, effective upon the execution of this Assignment, the Subject Interest and any and all claims, rights, title, or interest that Assignor may own in and to the Leases.

         Assignor hereby represents and warrants to Assignee, its successors in title and assigns, as of the date of this Assignment, that Assignor has not, either directly or indirectly, transferred, conveyed, sold, assigned, pledged or encumbered all or any part of the Subject Interest.

         Assignor hereby releases any and all claims and rights to the Subject Interest and the Leases to which it may have any claim or have been entitled to under the Board Resolution.

         In consideration of this Assignment and relinquishment of all claims and rights to such Subject Interest or any of the Leases pursuant to the Board Resolution, upon execution and delivery of this Assignment, Assignor shall be entitled to receive, under certain conditions, the shares of





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common stock, $.01 par value, of Harken Energy Corporation, a Delaware corporation ("Harken"), pursuant to Sections 1.08 and 1.10 of that certain Agreement and Plan of Merger dated November 8, 1994 and amended on March 27, 1995 (as amended, the "Merger Agreement"), by and among Assignee, Harken, and Search Acquisition Corp., a Delaware corporation.

         This Assignment and the assignment, transfer and conveyance of the Subject Interest made herein is expressly made subject to the consummation of the transactions contemplated by the Merger Agreement.

         The provisions of this Assignment shall be binding upon all the heirs,
successors, representatives and assigns of the Assignor and Assignee.   This
Assignment nor any of the rights hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

         IN WITNESS WHEREOF, Assignor has executed this Assignment on the day and year first above written.

                                              ASSIGNOR:

                                              LANGSTON INVESTMENTS, INC.




                                              By:  _____________________________
                                              Name: ____________________________
                                              Title: ___________________________


STATE OF TEXAS                    )
                                  )
COUNTY OF _________________       )

         The foregoing instrument was acknowledged before me this ___ day of _________________, 1995 by ______________________________.


                                              _________________________________
                                              Notary Public in and for
                                              ___________________County,
                                              State of Texas

My Commission Expires:  ___________________





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ACCEPTED AND AGREED TO BY:

                                              SEARCH EXPLORATION, INC.



                                              By:  _____________________________
                                              Name: ____________________________
                                              Title: ___________________________


                                              HARKEN ENERGY CORPORATION



                                              By:  _____________________________
                                              Name: ____________________________
                                              Title: ___________________________





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